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EXECUTION COPY

|US-DOCS\106370045.2||
AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of March 8, 2019 (this “Amendment”) is among HealthEquity, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement referenced below.

WHEREAS, the Borrower, the financial institutions from time to time party thereto as Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 6.04(p) of the Credit Agreement is hereby amended to delete the amount “$25,000,000” set forth therein and to replace it with the amount “$65,000,000”.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)the Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent; and
(b)the Administrative Agent shall have received payment of the Administrative Agent’s and its Affiliates’ expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (provided that any representation and warranty that is qualified by Material Adverse Effect or other materiality qualifier is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation and warranty that is qualified by Material Adverse Effect or other materiality qualifier is true and correct in all respects) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Except as amended hereby, each Loan Document (including, without limitation, the Security Agreement) and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]
Signature Page to Amendment No. 1 to Credit Agreement
HealthEquity, Inc.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
HEALTHEQUITY, INC.
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement
HealthEquity, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement
HealthEquity, Inc.

WELLS FARGO BANK, N.A., as a Lender
By:_______________________________________
Name:
Title:

SUNTRUST BANK, as a Lender
By:_______________________________________
Name:
Title: